EXHIBIT 23.4



                                ACCOUNTANT'S CONSENT


       I hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-8 of my report dated March 21, 1996, which appears on page F-13 of the Amendment on Form 8-K/A dated March 27, 1996.


                                      					/s/ Gary W. Janke

Granada Hills, California
July 22, 1996